UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 28, 2001
(Date of Earliest Event Reported)

GEXA CORP.
(Exact Name of Registrant as Specified in its Charter)

Texas	0-16179	76-0670175
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 Greenway Plaza- Suite 1826, Houston, TX		77046
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (713) 626-2809

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

Not applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Gexa Corp. is filing this Form 8-K reporting a change in accountants, which change took place during the period ended June 30, 2001. The effective date of the Company's change in accountant was June 28, 2001, as disclosed below

(a) (1) Previous Independent Accountant

(i) Effective June 28, 2001, and directly as a result of a change in the Company's management and the appointment of Neil Leibman as Chief Executive Officer and director by the consent of the Company's board of directors, the Company's independent accountant Coopers & Lybrand, Certified Public Accountants that had audited the Company's financial statements for the year ended December 31, 1991 was effectively terminated by the appointment of Grassano Accounting, P.A. Grassano Accounting, P.A. was engaged by the Company to conduct the Audits of its financial statements for the years 1992 through 2000. During 1992, the Company was reorganized under Chapter XI of the Federal bankruptcy laws in the United States Bankruptcy Court. Prior to 1992, the Company's financial statements were audited by Coopers & Lybrand, Certified Public Accountants. We understand from the Company's prior management that Coopers & Lybrand, Certified Public Accountants, either resigned or declined to stand for re-election because of unpaid accounting fees in an amount not known to the Company.
(ii) The report of Coopers & Lybrand, Certified Public Accountants, on the financial statements of the Company or the fiscal year ended December 31, 1991 that were included in the Company's Annual Report on Form-10KSB filed on April 17, 1992 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.
(iii) The decision to change accountants was a result of the change in the Company's management and the determination of the Company's new Chief Executive Officer, Neil Leibman, to engage Grassano Accounting, P.A., as the Company's independent accountants to replace Coopers & Lybrand, Certified Public Accountants. This action was ratified by the Company's board of directors, following the resignation of the Company's former directors and officers.
(iv) During the Company's fiscal year ended December 31, 1991 and through the date of this report, the Company has had no disagreements with its former accountants, Coopers & Lybrand, Certified Public Accountants, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

(a) (2) Engagement of New Independent Accountant.

Effective as of June 28, 2001, Grassano Accounting P.A., had been engaged by the Company as its new independent accountant to audit the Company's financial statements.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

Not applicable.

ITEM 6. RESIGNATIONS OF REGISTRANTS' DIRECTORS.

The resignation of the directors, Steven H. Bethke and Norman George, was not related to any disagreement with Gexa on any matter relating to Gexa's operations, policies or practices.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable.

(b) Exhibits

Exhibit No.	Description
3.1	Articles of Incorporation of Gexa Corp. filed under the laws of the State of Texas, filed June 21, 2001 and is incorporated herewith.
3.2	Bylaws of Gexa Corp. filed June 21, 2001 and is incorporated herewith.
13(i)	The Registrant's Current Report on Form 8-K filed on June 21, which is incorporated by reference.

ITEM 8. CHANGE IN FISCAL YEAR.

Not applicable.

ITEM 9. REGULATION FD DISCLOSURE.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEXA CORP.
By:/s/ Marcie Zlotnik
Marcie Zlotnik, President
Houston, TX
November 27, 2001